GOTO.COM SEARCH SERVICES ORDER

Affiliate's Name: Nettaxi.com, Inc.               Type of Entity/State: Delaware
Street Address: 1696 Del Avenue             City /State/Zip: Campbell, CA  95008
Telephone/Fax: 408-879-9880 / 408-879-9907                Email: dws@nettaxi.com


1.     Term:  2   years.           2.     Effective Date: 09/01/2000
             ---                          --------------

3.     GoTo.com  Search  Services:  GoTo.com Search Services includes GoTo.com's
       --------------------------
technology and functionality for matching particular keyword requests with an index of certain web site URL's, for providing the results of that match via the Internet and then enabling users to link to a designated page for the advertisers which comprise the results of such match. GoTo.com Search Services do not include GoTo.com's other services such as GoTo.com Shopping Services and GoTo.com Auction Services.

4.     The  GoTo.com Search Services will be offered on Affiliate's Offering(s),
                                                        -----------------------
which  is  either  or  both  of  the  following,  as  indicated  below:

Yes     Affiliate's  Web  Site: The pages under the top level domain names owned
        ----------------------
        or operated by Affiliate, including but not limited to the following: www.Nettaxi.com

N/A     Affiliate's  Application:  _____________________________.
        ------------------------

5.     Search  Links:  Search  Links  enable  a  user  to access GoTo.com Search
       -------------
       Services. The included Search Links on Affiliate's Offering are indicated below:


       Type of      Description
       Search Link
--------------------------------------------------------------------------------
N/A    GoTo.com     The GoTo.com search box as provided by GoTo.com.
       Search Box
--------------------------------------------------------------------------------
Yes    Affiliate    The search box provided by Affiliate.
       Search Box
--------------------------------------------------------------------------------
N/A    Contextual   Words and/or phrases provided by GoTo.com that are
       Links        hyperlinked to Search Results that appear in a new
                    browser window.
--------------------------------------------------------------------------------
Yes    HotSpots     Words and/or phrases provided by GoTo.com that are
                    hyperlinked to Search Results.
--------------------------------------------------------------------------------
N/A  Other
--------------------------------------------------------------------------------

6.     Implementation  of  Search  Links:  GoTo.com  shall  provide the GoTo.com
       ---------------------------------
Search Box, Contextual Links and HotSpots (as indicated), or, for Search Links to be created by Affiliate (either the Affiliate Search Box or a Search Link described in "Other"), GoTo.com shall provide the software code and functionality (such as the precise URL) and, if applicable, the GoTo.com Marks to create those Search Links. Affiliate shall enable users of Affiliate's Offering(s) to initiate search queries through the Search Links and to access the GoTo.com Search Services by creating, implementing, and maintaining the Search Links in accordance with the specifications (including content, branding, shape, size, color, spacing and placement) provided to Affiliate by GoTo.com from time to time, and otherwise in accordance with this GoTo.com Search Services Order. Search Links on Affiliate's Web Site must be located Above the Fold. GoTo.com shall use commercially reasonable efforts to provide the GoTo.com Search Services.

Are mock ups or other additional requirements of the Search Links provided as part of this GoTo.com Search Services Order? Yes: No: XX. If yes, they are
                                                  ----   ----
attached  as  Exhibit  A and made a part of this GoTo.com Search Services Order.

After  a  user  initiates  a  query of the GoTo.com Search Services via a Search
Link,  then  GoTo.com  shall  use reasonable efforts to make the results of that query  (the  "Search Results") available. Search Results are as indicated below:
              ---------------

Yes GoTo.com Paid Search Results only, where "Paid Search Results" are search results provided by advertisers of GoTo.com and do not include supplemental search results provided by third party
--------------------------------------------------------------------------------
N/A All Search Results (Paid Search Results plus supplemental search results provided by a third party.)
--------------------------------------------------------------------------------

7.     Search  Results  Implementation.  This  section  applies  only  if Search
       -------------------------------
Results appear on Affiliate's Offering (i.e. Search Results are Licensed Materials). Affiliate shall implement the Search Results on Affiliate's Offering in accordance with GoTo.com's specifications for the format, presentation, display and placement, and otherwise in accordance with this GoTo.com Search Services Order. Affiliate shall use reasonable efforts to have all Search
Results appear Above the Fold. At a minimum, 5 complete Search Results must appear Above the Fold. The number of Search Results for each query, as well as the order for such Search Results, will be determined by GoTo.com. Affiliate shall not modify any aspect of the Search Results (including the data contained therein), and shall ensure that the Search Results appear in the order provided by GoTo.com.

Contextual  Links  and  Hotspots  Implementation.
-------------------------------------------------

a) If Affiliate has a Contextual Link as a Search Link on Affiliate's Offering, then the Search Results that appear after a click on a Contextual Link will be displayed in a new browser window, smaller in size than the full screen, from a server operated and controlled by GoTo.com.

b) If Affiliate has HotSpots or Contextual Links as a Search Link on Affiliate's Offering, then, on an ongoing basis, Affiliate shall implement changes in the HotSpots or Contextual Links that are requested by GoTo.com or mutually agreed by the parties, within two business days after receiving such request.

Are mock ups or other additional requirements of the Search Results and how they appear on Affiliate's Offering provided as part of this GoTo.com Search Services Order? Yes: No: XX If yes, they are attached as Exhibit B and made a part
           ----    ----
of  this  GoTo.com  Search  Services  Order.

8.     Licensed  Materials:  The  Licensed  Materials  are the items provided by
       -------------------
GoTo.com  that will be displayed on Affiliate's Offering(s), as indicated below.

Yes Portions of Search Links provided by GoTo.com (i.e. the GoTo.com Search Box, Contextual Links or HotSpots and the software code, functionality and/or URLs that enable a user of Search Links to access theGoTo.com Search Services.)
--------------------------------------------------------------------------------
Yes  GoTo.com  Marks
--------------------------------------------------------------------------------
Yes  Search  Results
--------------------------------------------------------------------------------
Yes  GoTo.com  Search  Services
--------------------------------------------------------------------------------

9.     Compensation.  GoTo.com  shall pay Affiliate the amounts set forth below,
       ------------
less any taxes GoTo.com may be required to withhold, within 45 days after the end of the quarter in which such amounts were incurred. GoTo.com shall include a report of the amounts that accrued during the most recent measurement period with each payment. GoTo.com will retain all revenue derived from the Search Links, GoTo.com Search Services and Search Results, except as specifically set forth on this GoTo.com Search Services Order. Payments must be in U.S. Dollars. GoTo.com has no obligation to make any payment in any period where the total due Affiliate is less than $250; GoTo.com may hold such payments due Affiliate until the amount due Affiliate hereunder exceeds $250.

GoTo.com shall pay Affiliate 40% of Gross Revenue. For purposes of this Agreement, "Gross Revenue" means amounts collected by GoTo.com for Bidded Clicks
            -------------
less taxes, administrative charges, customary reserves and accruals, bad debts and discounts stated on the invoice. For purposes of this Agreement, a "Bidded
                                                                          ------
Click"  is  a click on a Paid Search Result by a user of Affiliate's Offering(s)
-----
immediately  after  transferring  from  the  Search  Links  to  the.  Search

Results. Bidded Clicks are counted at GoTo.com's servers. GoTo.com has no obligation to pay Affiliate for Bidded Clicks (i) whereby a user repeatedly accesses the GoTo.com Search Services within a finite period of time without intent to perform a search, or by a bot, macro program, Internet agent or any other automatic means, (ii) that are fraudulent Bidded Clicks, such determination to be made by GoTo.com or (iii) otherwise not Bidded Clicks, such determination to be made by GoTo.com.

10.     Miscellaneous.  Terms  not defined herein have the meanings indicated in
        -------------
the attached Terms and Conditions, which, along with all attached exhibits, riders and mock ups, if any, are incorporated into this GoTo.com Search Services Order. By signing below, both Affiliate and GoTo.com accept and agree to this GoTo.com Search Services Order, including the attached Terms and Conditions, and all exhibits, riders and mock ups, if any.

Accepted  and  Agreed:

AFFILIATE                                GOTO.COM,  INC


By: /s/ Robert  Speicher                 By: /s/ Todd  Taffin
   ----------------------------             ------------------------------
Name: Robert  Speicher                   Name:  Todd  Taffin



Title: EVP Sales and Marketing           Title:
      -------------------------                ---------------------------


Name of Entity:   Nettaxi.com
               ----------------

                     TERMS AND CONDITIONS OF SERVICES ORDER


1.      ADDITIONAL  DEFINITIONS

1.1     Affiliate.  The  entity  or  person  set  forth in the first line of the
        ---------
GoTo.com  Services  Order  as  Affiliate.

1.2     Above  the Fold: "Above the Fold" means visible on the top of a computer
        ---------------- ---------------
screen without the user scrolling down or to the right or to the left, at a screen resolution of 640 by 480.

1.3     GoTo.com  Marks:  (i)  any  or  all  of  the  following,  as provided by
        ---------------
GoTo.com: (A) The mark "GoTo.com", in typed form and stylized formats; (B) the green circle on a yellow background incorporating the name "GoTo.com" (the "GoTo.com Logo", as may be modified from time to time); (C) the phrase "Search made simple"; (ii) all of the following (X) the format or general image or appearance of the Search Results or the Web pages provided by GoTo.com or produced by any of its technology or services; (Y) any word, symbol or device, or any combination thereof, used or intended to be used by GoTo.com to identify and distinguish GoTo.com's products or services from the products or services of others, and to indicate the source of such goods or services; and (Z) any updates to the foregoing.

2.      GRANT  OF  LICENSE

2.1     License.  Subject  to  the  terms and conditions of this Services Order,
        -------
GoTo.com grants to Affiliate a limited, non-exclusive, non-assignable, non-transferable, non-sub-licensable, royalty-free license during the term of this Services Order to display the Licensed Materials on Affiliate's Offerings, as specifically authorized or described in this Services Order.

2.2     Conditions  of  License.  The  Licensed Materials must be reproduced and
        -----------------------
displayed in the size, place, and manner indicated in this Services Order, and only in compliance with GoTo.com's Usage Guidelines, attached hereto as Schedule 1, as modified from time to time by GoTo.com in its sole discretion. If Affiliate engages in any action that, in GoTo.com's sole discretion, reflects poorly on GoTo.com or otherwise disparages or devalues the GoTo.com Marks; or GoTo.com's reputation or goodwill, GoTo.com may terminate the Services Order immediately upon notice to Affiliate.

2.3     Ownership  of  Licensed  Materials.  Affiliate  acknowledges  that  all
        ----------------------------------
right, title and interest in the Licensed Materials is exclusively owned by GoTo.com and/or its licensors, and that no right other than the limited license granted herein is provided to Affiliate. Affiliate shall not assert copyright, trademark or other intellectual property ownership or other proprietary rights in the Licensed Materials or in any element, derivation, adaptation, variation or name thereof. Affiliate shall not contest the validity of, or GoTo.com's ownership of, any of the Licensed Materials. During the term of this Services Order, Affiliate shall not, in any jurisdiction, adopt, use, or register, or apply for registration of, whether as a corporate name, trademark, service mark or other indication of origin, or as a domain name, any GoTo.com Marks, or any word, symbol or device, or any combination confusingly similar to any of the GoTo.com Marks.

2.4     Ownership  of  Goodwill.  Affiliate  agrees that its use of the Licensed
        -----------------------
Materials inures to the benefit of GoTo.com. All goodwill or reputation in the Licensed Materials automatically vests in GoTo.com when the Licensed Materials are used by Affiliate pursuant to this Services Order.

2.5      Ownership of  GoTo.com  Search  Services.  Affiliate  acknowledges  and
         ----------------------------------------
agrees that, as between the parties, GoTo.com owns all right, title and interest in and to the GoTo.com Search Services and the Search Results, whether or not such items are included in the Licensed Materials.

3.      AFFILIATE'S  RESPONSIBILITIES

3.1     Affiliate's  Offerings:  Affiliate  agrees that it is solely responsible
        ----------------------
for the development, maintenance and operation of Affiliate's Offerings and for all materials and content that appear on Affiliate's Offerings.

4.     REPRESENTATIONS  AND  WARRANTIES

4.1     GoTo.com  Warranties.  GoTo.com represents and warrants that it has full
        --------------------
power and authority to enter into this Services Order. GoTo.com does not warrant that the Licensed Materials or GoTo.com Search Services will meet all of Affiliate's requirements or that performance of the Licensed Materials or GoTo.com Search Services will be uninterrupted or error-free. GOTO.COM IS NOT RESPONSIBLE FOR ANY CONTENT PROVIDED BY THIRD PARTIES (INCLUDING ADVERTISERS), OR FOR ANY THIRD PARTY SITES THAT CAN BE LINKED TO FROM THE SEARCH RESULTS. GOTO.COM AND ITS LICENSORS MAKE NO OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

4.2     Affiliate Warranties. Affiliate represents and warrants that: (i) it has
        --------------------
full power and authority to enter into this Services Order, (ii) the content on Affiliate's Offerings, or on Search Links or the Web site or other location Search Results are displayed (except to the extent provided by GoTo.com) (collectively, "Affiliate Items"). and/or the technology used by Affiliate in
                 ----------------
connection with Affiliate Items and/or the means by which users access Affiliate Items (a) are owned, validly licensed for use by Affiliate or in the public domain; (b) do not constitute defamation, libel, obscenity; (c) do not violate applicable law or regulations; (d) do not infringe or violate any copyright, patent, trademark or other similar intellectual property right, or otherwise violate or breach any duty toward, or tights of any person or entity, including without limitation, rights of privacy and publicity; and (e) do not result in any consumer fraud, product liability, breach of contract to which Affiliate is a party or cause injury to any third party.

5.     CONFIDENTIALITY

5.1     Definition.  "Confidential  Information" means any information disclosed
        ----------    -------------------------
by either party to the other party during the Term (and any renewals terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure and confirmed in writing as being Confidential Information within 20 days after the initial disclosure. Confidential
Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information.

5.2     Restrictions.  The  receiving  party  agrees  (i)  not  to  disclose any
        ------------
Confidential Information to any third parties, (ii) not to use any Confidential Information for any purposes except to carry out its rights and responsibilities under this Services Order and (iii) to keep the Confidential Information confidential using the same degree of care the receiving party uses to protect its own confidential information, as long as it uses at least reasonable care. If either party receives a subpoena or other validly issued judicial process requesting, or is required by a government agency (such as the SEC) to disclose, Confidential Information of the other party, then the receiving party shall not disclose such Confidential Information without the prior written approval of the disclosing party and shall notify the disclosing party of such requirement and shall reasonably cooperate to seek confidential treatment or to obtain an appropriate protective order to preserve the confidentiality of the Confidential Information. All obligations under this Section 5.2 survive for 3 years after termination of the Services Order.

6.      INDEMNIFICATION

6.1     GoTo.com  Indemnification.  GoTO.com shall defend and/or settle, and pay
        -------------------------
damages awarded pursuant to, any third party claim brought against Affiliate, which alleges facts that would constitute a breach of any warranty or representation made by GoTo.com under this Services Order; provided that Affiliate promptly notifies GoTo.com in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to GoTo.com (at GoTo.com's expense and with GoTo.com's choice of counsel), and cooperates fully with GoTo.com (at GoTo.com's request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for GoTo.com to perform the foregoing.

6.2     Affiliate Indemnification. Affiliate shall defend and/or settle, and pay
        -------------------------
damages awarded pursuant to, any third party claim brought against GoTo.com, which alleges facts that would constitute a breach of any warranty, representation or covenant made by Affiliate under this Services Order or are related to Affiliate's breach of a material obligation under this Services Order; provided that GoTo.com promptly notifies Affiliate in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Affiliate (at Affiliate's expense and with Affiliate's choice of counsel), and cooperates fully with Affiliate (at Affiliate's request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Affiliate to perform the foregoing. Affiliate will not enter into any settlement or compromise of any such claim without GoTo.com' s prior consent, which shall not be unreasonably withheld.

6.3     Limitation  of Liability. EXCEPT FOR LIABILITY ARISING OUT OF OR RELATED
        ------------------------
TO BREACH OF THE CONFIDENTIALITY PROVISIONS HEREIN, OR FOR OBLIGATIONS ARISING UNDER SECTION 5.1 OR 5.2, NEITHER PARTY OR ANY OF GOTO.COM'S LICENSORS WILL BE LIABLE FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES,
INCLUDING DAMAGES FOR LOST DATA, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, INCLUDING BUT NOT LIMITED TO CONTRACT, PRODUCTS LIABILITY, STRICT LIABILITY AND NEGLIGENCE, AND WHETHER OR NOT SUCH PARTY WAS OR SHOULD HAVE BEEN AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. IN NO EVENT WILL GOTO.COM'S LIABILITY ARISING OUT OF THIS SERVICES ORDER EXCEED THE NET AMOUNT PAID OR PAYABLE TO AFFILIATE UNDER THIS SERVICES ORDER DURING THE TWELVE MONTHS PRIOR TO THE DATE THE CAUSE OF ACTION AROSE.

7.      TERM

7.1     Term.  This  Services  Order  is  effective as of the Effective Date and
        ----
shall continue in force for the Term. Thereafter, Services Order will renew automatically for successive one-year periods until expiration of the commercial usefulness of the Search Results, until either party gives written notice to the other party of its intent not to renew no less than 30 days prior to the end of the previous one-year period, or until terminated pursuant to this Services Order.

7.2     Termination.  If  either  party  breaches  any  covenant, representation
        -----------
and/or warranty of this Services Order and such breaching party does not cure such breach within ten (10) days of written notice by the nonbreaching party of such breach, then the nonbreaching party may terminate the Services Order upon written notice to the breaching party after failure to cure within those ten
(10) days. In addition, either party may suspend performance and/or terminate this Services Order if the other party makes any assignment for the benefit of creditors or has any petition under bankruptcy law filed against it, which petition is not dismissed within 60 days of such filing, or has a trustee or receiver appointed for its business or assets or any party thereof.

7.3     Effect  of  Termination  or  Expiration.  Upon  the  termination of this
        ---------------------------------------
Services Order for any reason (i) all license rights granted herein shall terminate immediately, and (ii) Affiliate shall immediately cease use of the Licensed Materials, and (iii) Sections 2.3, 2.4, 5, 6, 7.4 and 8 survive.

8.      MISCELLANEOUS

8.1     Notice.  Any  notice  required  for  or permitted by this Services Order
        ------
shall be in writing and shall be deemed delivered if delivered as indicated: (i) by personal delivery when delivered personally, (ii) by overnight courier upon written verification of receipt, (iii) by telecopy or facsimile transmission when confirmed by telecopier or facsimile transmission report, (iv) by certified or registered mail, return receipt requested, upon verification of receipt; or
(v) by the same day, when delivered by email. All notices must be sent to the addresses first described above, or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section.

8.2     Press Release. Affiliate may not issue any press release or other public
        -------------
statements regarding this Services Order without GoTo.com's prior written approval.

8.3     Mock  Ups. If any mock ups are attached to this Services Order, then all
        ---------
Search Links and/or all Search Results, as appropriate, shall appear substantially similar to such mock ups.

8.4     Assignment.  Neither  party  may,  assign  its  rights  or  delegate its
        -----------
obligations under this Services Order without the other party's prior written consent, except to the surviving entity in a merger or consolidation in which it participates or to a purchaser of all or substantially all of its assets, so long as such surviving entity or purchaser shall expressly assume in writing the performance of all of the terms of this Services Order.

8.5     No  Third Party Beneficiaries. All rights and obligations of the parties
        -----------------------------
hereunder are personal to them. This Services Order is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party.

8.6     Governing Law.  This  Services  Order will be governed and construed, to
        -------------
the extent applicable, in accordance with United States law, and otherwise, in accordance with California law, without regard to conflict of law principles. Except for requests for injunctive relief, any dispute or claim arising out of or in connection with this Services Order shall be finally settled by binding arbitration in Los Angeles County, California under the Commercial Rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

8.7     Independent  Contractors.  The parties are independent contractors. This
        ------------------------
Services Order shall not be construed to create a joint venture or partnership between the parties. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

8.8     Force  Majeure. Neither party shall be liable hereunder by reason of any
        --------------
failure or delay in the performance of its obligations (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, earthquakes, Internet outages, acts of God, war, governmental action, or any other cause that is beyond the reasonable control of such party.

8.9     Compliance with Law. Each party shall be responsible for compliance with
        -------------------
all applicable laws, rules and regulations, if any, related to the performance of its obligations under this Services Order.

8.10  Entire Agreement. This Services Order (including the Services Order, these
      ----------------
Terms and Conditions and all exhibits, riders and mock ups attached thereto) constitutes the entire agreement between the parties with respect to the subject matter hereof. This Services Order supersedes, and the terms of this Services Order govern, any other prior or collateral agreements (including without limitation, any warranties) with respect to the subject matter hereof. Any amendments to this Services Order must be in writing and executed by an officer of the parties.

8.11     Counterparts.  This Services Order may be entered into by each party in
         ------------
separate counterparts and shall constitute one fully executed Services Order upon execution by both Affiliate and GoTo.com.

8.12     Severability.  If  any provision of this Services Order is held or made
         ------------
invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Services Order, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect.

8.13     Waiver.  The  terms  or  covenants of this Services Order may be waived
         ------
only by a written instrument executed by the party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Services Order, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach or a waiver of the breach of any other term or covenant contained in this Services Order.

8.14     Section  Headings.  The  section  headings  contained  herein  are  for
         -----------------
reference purposes only and shall not in any way affect the meaning or interpretation of this Services Order.


                                    SCHEDULE 1
                                    ----------


                            GOTO.COM USAGE GUIDELINES


1. You may use the Licensed Materials solely for the purpose authorized herein by GoTo.com and only in compliance with the specifications, directions, information and standards supplied by GoTo.com and modified by GoTo.com from time to time.

2. You agree to comply with any requirements established by GoTo.com concerning the style, design, display and use of the Licensed Materials; to correctly use the trademark symbol TM or registration symbol with every use of the trademarks, service marks and/or tradenames as part of the Licensed
Materials as instructed by GoTo.com; to use the registration symbol upon receiving notice from GoTo.com of registration of any trademarks, service marks and/or tradenames that are part of the Licensed Materials.

3. You may not alter the Licensed Materials in any manner, or use the Licensed Materials in any manner that may dilute, diminish, or otherwise damage GoTo.com's rights and goodwill in any GoTo.com trademark, tradename and/or service mark that are part of the Licensed Materials.

4. You may not use the Licensed Materials in any manner that implies sponsorship or endorsement by GoTo.com of services and products other than those provided by GoTo.com.


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